SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2000


                             TELEHUBLINK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                     0-25005                          59-3200879
----------------             -------------                   -------------------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


     24 NEW ENGLAND EXECUTIVE PARK
        BURLINGTON, MASSACHUSETTS                                    01803
---------------------------------------                      -------------------
(Address of Principal Executive Offices                            (zip code)


       Registrant's Telephone Number, including Area Code: (781) 229-1102
                                                          ---------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On March 14, 2000, TeleHubLink Corporation (the "Registrant") engaged KPMG LLP (the "New Accountants") as the Registrant's independent auditors for the fiscal year ended January 29, 2000, replacing Kirkland, Russ, Murphy & Tapp, CPAs (the "Former Accountant"), which served as the Registrant's independent auditors for the fiscal years ended January 31, 1998 and January 30, 1999. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         The reports of the Former Accountant on the Registrant's financial statements for the fiscal years ended January 31, 1998 and January 30, 1999 were qualified as to uncertainty with respect to the Registrant's ability to continue as a going concern. There were no disagreements with the Former Accountant for the fiscal years ended January 31, 1998 and January 30, 1999, or for the interim periods subsequent to January 30, 1999, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their reports on the financial statements for such years. No events of the kind set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the fiscal year ended January 31, 1998 or the fiscal year ended January 30, 1999, or during any of the interim periods subsequent to January 30, 1999.

         The Former Accountant has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

         (b) The Registrant has engaged the New Accountant as its new independent accountants, effective March 14, 2000. During the fiscal years ended January 31, 1998 and January 30, 1999 and the interim periods subsequent to January 30, 1999, the Registrant did not (i) consult with the New Accountant on the application of accounting principles to any specified transaction, either completed or proposed, (ii) consult with the New Accountant on the type of audit opinion that might be rendered on the Registrant's financial statements, (iii) receive either written or oral advice from the New Accountant that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue or (iv) consult with the New Accountant on any matter that was the subject of a disagreement or a reportable event (each as described in Item 304(a)(1)(iv) of Regulation S-B).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             (16) Letter dated March 17, 2000 from Kirkland, Russ, Murphy &
                  Tapp, CPAs, pursuant to Item 304(a)(3) of Regulation S-B.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TELEHUBLINK CORPORATION
                                          (Registrant)


Dated:  March 17, 2000                    By: /s/ BRUCE W. YOUNG
                                             ---------------------------------
                                                 Bruce W. Young
                                                 President and Chief Executive
                                                 Officer